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                                                                    EXHIBIT 10.5
                                PROMISSORY NOTE
                                ---------------

             THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER
                SET FORTH AT THE BOTTOM OF THE LAST PAGE HEREOF

$_____________                                            Minneapolis, Minnesota
                                                                   July 15, 1996

     FOR VALUE RECEIVED, the undersigned, Fieldworks, Incorporated (the "Company"), promises to pay to the order of ______________, or its permitted successors and assigns (the "Holder"), at Holder's address set forth in the Bridge Agreement (as defined below), or such other place as Holder may designate in writing from time to time, the principal sum of _______________________ ($________), in lawful money of the United States, together with simple interest from the date hereof on the unpaid principal balance outstanding from time to time at the rate of ten percent (10%) per year (calculated on the basis of the actual number of days elapsed and a 360-day year). All outstanding principal and accrued interest on this Note shall be due and payable on December 31, 1996, provided, however, that notwithstanding the foregoing, this Note shall be
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payable in full within thirty (30) days after the effective date (the "Effective
Date") of any registration statement (a "Registration Statement") relating to an initial public offering of the Company's equity securities registered under the Securities Act of 1933, as amended (the "Securities Act").

     1.   Bridge Loan Agreement.  This Note has been issued pursuant to and is
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subject to the terms and provisions of the Bridge Loan Agreement (the "Bridge
Agreement"), dated as of July 15, 1996, between the Company and Holder, and this Note and Holder are entitled to all the benefits provided for in the Bridge Agreement. The provisions of the Bridge Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

     2.   Prepayment.  This Note may not be prepaid except in the event a
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Registration Statement is filed and declared effective, as provided above.

     3.   Notification of Public Offering.  The Company shall notify Holder of
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the effectiveness of any Registration Statement within five (5) days after the
Effective Date of such Registration Statement. Such notice shall be accompanied by notification that this Note will be paid in full within thirty (30) days after the Effective Date.

     4.   Investment Intent.  Other than pursuant to registration under federal
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and any applicable state securities laws or an exemption from such registration, this Note may not be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily) by Holder unless the Company receives from the transferee such representations and agreements as the Company may determine in its sole discretion to be necessary and appropriate to permit such transfer to be made
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pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing this Note shall bear appropriate legends setting forth these restrictions on transfer. Holder, by acceptance hereof, agrees to give written notice to the Company at least thirty-five (35) days before any proposed transfer of this Note describing briefly the manner of any proposed transfer. Within thirty (30) days after receiving such written notice, the Company shall notify Holder as to whether such transfer may be effected and of the conditions to any such transfer, and Holder shall abide by such instructions and conditions as to which Holder was notified by the Company.

     5.   Notices.  All demands and notices to be given hereunder shall be
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delivered or sent by certified mail, return receipt requested; in the case of the Company, addressed to its corporate headquarters, 9961 Valley View Road, Eden Prairie, Minnesota 55344, and in the case of Holder, addressed to the address written above, in either case, until a new address shall have been substituted by like notice.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                       FIELDWORKS, INCORPORATED


                                       By ______________________________
Its ______________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION WHOSE AUTHORIZED OFFICER HAS SIGNED THIS NOTE ABOVE.

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